EXHIBIT 10.124
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FACILITATION AGREEMENT
This FACILITATION AGREEMENT (the “Agreement”), dated this 17th day of January, 2013, is made and entered into by and among MICRON SEMICONDUCTOR B.V., a private limited liability company organized under the laws of the Netherlands (“MNL”), NUMONYX HOLDINGS B.V., a private limited liability company organized under the laws of the Netherlands (“Numonyx B.V.”), MICRON TECHNOLOGY ASIA PACIFIC, INC., an Idaho corporation (“MTAP”), NANYA TECHNOLOGY CORPORATION (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“ROC” or “Taiwan”) (“NTC”), and INOTERA MEMORIES, INC. (Inotera Memories, Inc. [Translation from Chinese]), a company incorporated under the laws of the ROC (“Inotera”).
RECITALS
A.    MNL, Numonyx B.V., MTAP and NTC have entered into that certain Joint Venture Agreement, dated of even date herewith (the “JV Agreement”), which sets forth certain agreements regarding the ownership, governance and operation of Inotera.
B.    MNL, Numonyx B.V., MTAP and NTC desire Inotera to enter into this Agreement in order to fully effectuate the intent of the parties to the JV Agreement, and Inotera desires to do so to induce NTC and two Affiliates of MNL to enter into new supply agreements with Inotera.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.    Joint Venture Agreement. Inotera shall do, cause to be done, or otherwise facilitate any actions that, under the following provisions of the JV Agreement, either (x) the JV Parties or the Joinder Parties, as applicable, have agreed Inotera shall do or (y) the JV Parties or the Joinder Parties, as applicable, have agreed (through commercially reasonable efforts, best efforts or otherwise) to cause Inotera to do:
(a)    Sections 2.1(b) and (c);
(b)    Section 2.3 (but with respect to clause (b) of Section 2.3 only compliance with the provisions of the JV Agreement specifically referenced in this Section 1);
(c)    Sections 5.1(e), 5.1(f)(iii), 5.1(g), 5.3(d) and (e), 5.4(a) - (d) and 5.5;

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(d)    Sections 7.1(a) (but subject to obtaining the required approval of the Board of Directors), 7.2, 7.3, 7.4 (solely with respect to the institution of safeguards to ensure compliance with all applicable competition or anti-trust laws) and 7.5;
(e)    Sections 8.1 - 8.3;
(f)    Article 10 (but with respect to Section 10.5, subject to obtaining the approvals of the Board of Directors and shareholders of Inotera required by Applicable Law); and
(g)    Sections 11.1, 11.2, 11.4 and 11.5 (but with respect to Section 11.5, subject to obtaining any approvals of the shareholders of Inotera required by Applicable Law or the Articles of Incorporation of Inotera).
2.    Purchase of Shares. Immediately prior to the issuance by Inotera of Shares or any other equity-linked securities of Inotera, NTC shall provide to Inotera a true and complete list of its Affiliates, the Joinder Parties and the Joinder Parties' Affiliates as of such date (the “Listed Entities”). Except as required by Applicable Law, Inotera shall not issue Shares or any other equity-linked security of Inotera, directly or indirectly, to any of the Listed Entities without the prior written consent of MNL.
3.    Restrictions on [***] Employees. During the Employee Restriction Period, Inotera shall not, without the prior written consent of the applicable JV Party, (a) directly or indirectly [***], or make arrangements to [***] any Prohibited Employee that is [***], employed by a JV Party or any of their respective Subsidiaries (or, in the case where MNL is the JV Party, Micron or its Subsidiaries), or (b) directly or indirectly [***], or make arrangements [***], any Restricted Employee that is [***] employed by a JV Party or any of their respective Subsidiaries. Notwithstanding the foregoing, the restrictions in this Section 3 against [***] Prohibited Employees and Restricted Employees shall not apply with respect to [***] of any person whose employment was terminated by, or who has received a notice of termination or lay-off from, a JV Party or any of their respective Subsidiaries (or, in the case where MNL is the JV Party, Micron or its Subsidiaries).
4.    General Provisions.
(a)    Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the JV Agreement.
(b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon (i) transmitter's confirmation of a receipt of a facsimile transmission, (ii) confirmation of delivery by a standard overnight or recognized international carrier, or (iii) delivery in person, addressed at the following addresses (or at such other address for a JV Party as shall be specified by like notice):

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if to NTC:
Nanya Technology Corporation
Hwa-Ya Technology Park
669 Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attn: Legal department
Facsimile: 886-3-396-2226

if to MNL, Numonyx B.V. or MTAP:
Micron Semiconductor B.V.
Naritaweg 165 Telestone 8
1043BW Amsterdam
The Netherlands
Attn: Managing Director
Facsimile: 020-5722650

with a mandatory copy to Micron:
Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attn: General Counsel
Facsimile: (208) 368-1309

If to Inotera:
Inotera Memories, Inc.
667, Fuhsing 3rd Road
Hwa-Ya Technology Park
Kueishan, Taoyuan
Taiwan, R.O.C.
Attn: Head of Legal & IP Office
Facsimile: 886-3-327-2988 Ext. 3385

(c)    Waiver. The failure at any time of a JV Party to require performance by Inotera of any responsibility or obligation required by this Agreement shall in no way affect a JV Party's right to require such performance. The waiver by a JV Party of a breach of any provision of this Agreement by Inotera shall not constitute a waiver by any other JV Party of such breach.

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The failure at any time of a JV Party to require performance by Inotera of any responsibility or obligation required by this Agreement shall in no way affect the right of such JV Party to require such performance at any time thereafter, nor shall the waiver by a JV Party of a breach of any provision of this Agreement by Inotera constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligations itself.
(d)    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Inotera; provided, however, neither this Agreement nor any right or obligation hereunder may be assigned or delegated by any party hereto in whole or in part to any other Person without the prior written consent of the nonassigning parties hereto. Any purported assignment in violation of the provisions of this Section 4(d) shall be null and void and have no effect.
(e)    Amendment. Except as expressly provided by this Agreement, this Agreement may not be modified or amended except by a written instrument executed by, or on behalf of, each of the parties hereto.
(f)    Third Party Rights. Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.
(g)    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the ROC, without giving effect to its conflict of laws principles.
(h)    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the Taipei District Court, located in Taipei, Taiwan, and each of the parties hereto consents and submits to the exclusive jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.
(i)    Headings. The headings of the Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.
(j)    Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

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(k)    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force and effect in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Law or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.
(l)    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

MICRON SEMICONDUCTOR B.V.

By:	/s/ Thomas L. Laws, Jr.
Name: Thomas L. Laws, Jr.
Title: Managing Director A

By:	/s/ A. Konijn
Name: A. Konijn
Title: Managing Director

THIS IS A SIGNATURE PAGE FOR THE FACILITATION AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, NTC AND INOTERA

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NUMONYX HOLDINGS B.V.

By:	/s/ Thomas L. Laws, Jr.
Name: Thomas L. Laws, Jr.
Title: Managing Director A

THIS IS A SIGNATURE PAGE FOR THE FACILITATION AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, NTC AND INOTERA

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MICRON TECHNOLOGY ASIA PACIFIC, INC.

By:	/s/ Michael W. Bokan
Name: Michael W. Bokan
Title: President

THIS IS A SIGNATURE PAGE FOR THE FACILITATION AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, NTC AND INOTERA

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NANYA TECHNOLOGY CORPORATION

By:	/s/ Charles Kau
Name: Charles Kau
Title: President

THIS IS A SIGNATURE PAGE FOR THE FACILITATION AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, NTC AND INOTERA

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INOTERA MEMORIES, INC.

By:	/s/ Pei-Ing Lee
Name: Pei-Ing Lee
Title: Supervisor

By:	/s/ Lee Kok Choy
Name: Lee Kok Choy
Title: Supervisor

THIS IS A SIGNATURE PAGE FOR THE FACILITATION AGREEMENT ENTERED INTO BY AND AMONG MNL, NUMONYX B.V., MTAP, NTC AND INOTERA